UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2025

PLUM ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	333-281144	98-1795710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2021 Fillmore St. #2089 San Francisco, California	94115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 618-1798

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	PLMKU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	PLMK	Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PLMKW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 16, 2025, Plum Acquisition Corp. IV (the “Company”) completed (i) its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), which included the full exercise of the underwriters’ over-allotment option, at an offering price of $10.00 per Unit, with each Unit consisting of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, generating gross proceeds of $172,500,000 (before underwriting discounts and commissions and offering expenses), and (ii) a private placement of an aggregate of 672,875  private placement units (the “Private Placement Units”) and 570,000 restricted Class A Ordinary Shares (the “Restricted Private Placement Shares,” the Restricted Private Placement Shares together with the Private Placement Units purchased by Plum Partners IV, LLC (the “Sponsor”), collectively, the “Non-Managing Investor Private Placement Securities,”) at a price of $10.00 per Private Placement Unit or a combined price of $10.00 per Non-Managing Investor Private Placement Security, as applicable, generating gross proceeds of $6,728,750, as follows: (A) 440,000 Private Placement Units and 570,000 Restricted Private Placement Shares ($4,400,000 in the aggregate) with the Sponsor, (B) 186,300 Private Placement Units ($1,863,000 in the aggregate) with Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC and (C) 46,575 Private Placement Units ($465,750 in the aggregate) with Seaport Global Securities LLC (collectively, the “Private Placement”).

A total of $174,225,000 of the net proceeds from the IPO and the Private Placement (which includes the underwriters’ deferred discount of up to $6,900,000) was placed in a trust account with Continental Stock Transfer & Trust Company established for the benefit of the Company’s public shareholders and the underwriters of the IPO. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 to pay dissolution expenses, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of the IPO or such earlier liquidation date as the board of directors of the Company (the “Board”) may approve, or such later time as provided for in any amendment to the Company’s Amended and Restated Memorandum and Articles of Association, (an “Extension Period”), subject to applicable law or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of the IPO, or such earlier liquidation date as the Board may approve, or during any Extension Period, subject to applicable law.

An audited balance sheet as of January 16, 2025, reflecting receipt of the proceeds upon consummation of the IPO and Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2025	PLUM ACQUISITION CORP. IV

	By:	/s/ Kanishka Roy
	Name:	Kanishka Roy
	Title:	Chief Executive Officer

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